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                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY


                        AHOLD LEASE U.S.A., INC., Issuer
                        KONINKLIJKE AHOLD N.V., Guarantor

                            Pass Through Certificates

                          REGISTRATION RIGHTS AGREEMENT



                                                              New York, New York
                                                                January 26, 2001


Salomon Smith Barney Inc.
Morgan Stanley & Co. Incorporated
As Representatives of the Initial Purchasers
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

         Koninklijke Ahold N.V., a public company with limited liability organized under the laws of The Netherlands and with its corporate seat in Zaandam (municipality Zaanstad), The Netherlands ("Royal Ahold"), and Ahold Lease U.S.A., Inc., a corporation organized under the laws of the State of Delaware (the "Company" and together with Royal Ahold, the "Registrants"), propose, subject to the terms and conditions stated in a purchase agreement dated January 26, 2001 (the "Purchase Agreement") among the Registrants, Salomon Smith Barney Inc. ("Salomon") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and collectively with Salomon, the "Initial Purchasers"), that First Union National Bank, acting not in its individual capacity but solely as trustee (in its individual capacity as such trustee, the "Pass Through Trustee") under each of the Pass Through Trust Agreements (each a "Pass Through Trust Agreement" and, collectively, the "Pass Through Trust Agreements") dated as of February 12, 2001 by and between the Company and the Pass Through Trustee, will issue and sell to the Initial Purchasers 7.82% Ahold Lease Pass Through Certificates, Series 2001-A-1, in the fully accreted aggregate amount of US $313,665,000 and 8.62% Ahold Lease Pass Through Certificates, Series 2001-A-2, in the fully accreted aggregate amount of US $250,720,000 (such pass through certificates being referred to herein as the "Certificates").

         To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Registrants agree with you for your benefit and the benefit of the holders from time to time of the Certificates, including the Initial Purchasers (each a "Holder" and, together, the "Holders"), as follows:


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2

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement whether expressly set forth therein or by reference to another agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Certificates" shall have the meaning set forth in the preamble hereto.

         "Closing Date" shall have the meaning set forth in the Purchase Agreement.

         "Commission" shall mean the Securities and Exchange Commission.

         "Company" shall have the meaning set forth in the first paragraph of this Agreement.

         "Consummation Date" shall mean the date which is 270 days after the Closing Date.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer Registration Period" shall mean the period of 20 Business Days (or longer, if required by applicable law) after the date on which the notice of the Registered Exchange Offer is mailed to the Holders.

         "Exchange Offer Registration Statement" shall mean a registration statement of the Registrants on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

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3

         "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Certificates any Certificates that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Registrants or any Affiliate of the Registrants).

         "Final Memorandum" shall have the meaning set forth in the Purchase Agreement.

         "Holder" shall have the meaning set forth in the preamble hereto.

         "Initial Placement" shall mean the initial placement of the Certificates.

         "Initial Purchaser" shall have the meaning set forth in the preamble hereto.

         "Losses" shall have the meaning set forth in Section 6(d) hereof.

         "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Certificates registered under a Registration Statement.

         "New Certificates" shall mean pass through certificates identical in all material respects to the Certificates (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the Pass Through Trust Agreements.

         "Pass Through Trust Agreements" shall have the meaning set forth in the preamble hereto.

         "Pass Through Trustee" shall have the meaning set forth in the preamble hereto.

         "Person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Certificates or the New Certificates and, if applicable, the Royal Ahold Guarantees covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

         "Registered Exchange Offer" shall mean the proposed offer of the Registrants to issue and deliver New Certificates to the Holders of the Certificates that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Certificates.

         "Registrants" shall have the meaning set forth in the preamble hereto.

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         "Registration Statement" shall mean any Exchange Offer Registration
Statement or Shelf Registration Statement that covers any of the Certificates or the New Certificates and, if applicable, the Royal Ahold Guarantees pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

         "Royal Ahold" shall have the meaning set forth in the preamble hereto.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 3 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Registrants pursuant to the provisions of Section 3 hereof which covers some or all of the Certificates or New Certificates and the Royal Ahold Guarantees, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "underwriter" shall mean any underwriter of Certificates in connection with an offering thereof under a Shelf Registration Statement.

         2. Registered Exchange Offer. (a) The Registrants shall prepare and, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. In addition, the Registrants shall use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Act and to cause the Registered Exchange Offer to be consummated on or prior to the Consummation Date (or if the Consummation Date is not a Business Day, the next succeeding Business Day).

         (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Registrants shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Certificates for New Certificates (assuming that such Holder is not an Affiliate of the Registrants, acquires the New Certificates in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Certificates and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Certificates from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

         (c) In connection with the Registered Exchange Offer, the Registrants shall:

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5

                (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                (ii) keep the Registered Exchange Offer open for the Exchange Offer Registration Period;

                (iii) use their commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, and to amend and supplement the Prospectus contained therein in order to permit such prospectus to be lawfully delivered by any Exchanging Dealer subject to the prospectus delivery requirements of the Act for such period of time as is necessary to comply with applicable law in connection with any resale of the New Certificates;

                (iv) utilize the services of a depositary for the Registered Exchange Offer, which may be the Pass Through Trustee or one of its Affiliates;

                (v) permit Holders to withdraw tendered Certificates at any time prior to the close of business, New York time, on the last Business Day of the Exchange Offer Registration Period (or such later time as the Registrants may determine);

                (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Registrants are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Registrants have not entered into any arrangement or understanding with any Person to distribute the New Certificates to be received in the Registered Exchange Offer and that, to the best of the Registrants' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Certificates in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Certificates; and

                (vii) comply in all respects with all applicable laws.

         (d) As soon as practicable after the close of the Registered Exchange Offer, the Registrants shall:

                (i) accept for exchange all Certificates properly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                (ii) deliver to the Pass Through Trustee for cancellation in accordance with Section 4(r) all Certificates so accepted for exchange; and

                (iii) cause the Pass Through Trustee promptly to authenticate and deliver to each Holder of Certificates a principal amount of New Certificates equal to the principal amount of the Certificates of such Holder so accepted for exchange.

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         (e)    Each Holder hereby acknowledges and agrees that any
Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Certificates (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5,
1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction and must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Certificates obtained by such Holder in exchange for Certificates acquired by such Holder directly from the Registrants or one of their Affiliates, or if the resales are of New Certificates obtained by such Broker-Dealer in exchange for Certificates acquired by such Broker-Dealer for its own account as a result of market-making activities or other trading activities. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Registrants that, at the time of the consummation of the Registered Exchange
Offer:

                (i) any New Certificates received by such Holder will be acquired in the ordinary course of business;

                (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Certificates or the New Certificates within the meaning of the Act; and

                (iii) such Holder is not an Affiliate of the Registrants.

         (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Certificates constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Registrants shall issue and deliver to such Initial Purchaser or the Person purchasing New Certificates registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Certificates, a like principal amount of New Certificates. The Registrants shall use their commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Certificates as for New Certificates issued pursuant to the Registered Exchange Offer.

         3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Registrants determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 270 days of the Closing Date; (iii) any Initial Purchaser so requests with respect to Certificates that are not eligible to be exchanged for New Certificates in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer; or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Certificates pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable New Certificates in exchange for Certificates

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constituting any portion of an unsold allotment (it being understood that (x)
the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Certificates acquired in exchange for such Certificates shall result in such New Certificates being not "freely tradeable"; and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Certificates acquired in the Registered Exchange Offer in exchange for Certificates acquired as a result of market-making activities or other trading activities shall not result in such New Certificates being not "freely tradeable"), the Registrants shall effect a Shelf Registration Statement in accordance with subsection (b) below.

         (b)    (i)   The Registrants shall as promptly as practicable (but in
no event more than 60 days after so required or requested pursuant to this
Section 3), file with the Commission and thereafter shall use their best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Certificates or the New Certificates and, if applicable, the Royal Ahold Guarantees, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Certificates held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Certificates received by an Initial Purchaser in exchange for Certificates constituting any portion of an unsold allotment, the Registrants may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

         (ii) The Registrants shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the Closing Date or such shorter period that will terminate when all the Certificates or New Certificates, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (in any such case, such period being called the "Shelf Registration Period"). The Registrants shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Certificates covered thereby not being able to offer and sell such Certificates during that period, unless such action is required by applicable law, so long as the Registrants promptly thereafter comply with the requirements of Section 4(k) hereof, if applicable. Notwithstanding the foregoing, the Registrants will have the ability to suspend the availability of the Shelf Registration Statement if the Registrants determine in good faith that there is a valid business reason for the suspension (not including avoidance of the Registrants' obligations hereunder), including, without limitation, a pending acquisition or divestiture of assets. A suspension period will commence on and include the date that the Registrants give notice that (A) the Shelf Registration Statement is no longer effective or (B) the Prospectus included in the Shelf

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Registration Statement is no longer usable for offers and sales of the
Certificates or New Certificates, as applicable. The suspension period will end on the date when each holder of the Certificates or New Certificates, as applicable, covered by such Shelf Registration Statement either (A) receives copies of any supplement or amendment to the related Prospectus or (B) is advised in writing by the Company or Royal Ahold that the use of the related Prospectus may be resumed.

         4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

         (a)    The Registrants shall:

                (i) furnish to you, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (not including any document incorporated by reference therein after the initial filing) and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Certificates pursuant to the Shelf Registration Statement as selling security holders to the extent provided by such Holders to the Registrants.

         (b)    The Registrants shall ensure that:

                (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

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         (c)    The Registrants shall advise you, the Holders of Certificates covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Registrants a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Registrants shall have remedied the basis for such suspension):

                (i) when a relevant Registration Statement and any amendment thereto (not including any documents incorporated by reference therein) has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                (iv) of the receipt by the Registrants of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

         (d) The Registrants shall use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction as soon as practicable.

         (e) The Registrants shall furnish to each Holder of Certificates covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

         (f) The Registrants shall, during the Shelf Registration Period, deliver to each Holder of Certificates covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Registrants'consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Certificates in connection with the offering and sale of the Certificates covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

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         (g)    The Registrants shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, and, if the Exchanging
Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

         (h) The Registrants shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Registrants consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Certificates covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

         (i) Prior to the Registered Exchange Offer or any other offering of Certificates pursuant to any Registration Statement, the Registrants shall arrange, if necessary, for the qualification of the Certificates or the New Certificates for sale under the laws of such jurisdictions as the Majority Holders shall reasonably request and will maintain such qualification in effect so long as required for the sale of the Certificates or the New Certificates; provided that in no event shall either Registrant be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to file a general or unlimited consent to process in any jurisdiction or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

         (j) The Registrants shall cooperate with the Holders of Certificates to facilitate the timely preparation and delivery of certificates representing New Certificates or Certificates to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

         (k)    Upon the occurrence of any event contemplated by subsections
(c)(ii) or (v) above, the Registrants shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (l) Not later than the effective date of any Registration Statement, the Registrants shall provide a CUSIP number for the Certificates or the New Certificates, as the case may be, registered under such Registration Statement and provide the Pass Through Trustee with printed certificates, if required, for such Certificates or New Certificates, in a form eligible for deposit with The Depository Trust Company.

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11

         (m) The Registrants shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of
Section 11(a) of the Act.

         (n) The Registrants shall cause the Pass Through Trust Agreements to be qualified under the Trust Indenture Act in a timely manner.

         (o) Each Holder of Certificates to be registered pursuant to any Shelf Registration Statement must furnish to the Registrants such information regarding the Holder and the distribution of such securities as the Registrants may from time to time reasonably require for inclusion in such Registration Statement. The Registrants may exclude from such Shelf Registration Statement the Certificates of any Holder that unreasonably fails to furnish such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Registrants all information required to be disclosed in order to make the information previously furnished to the Registrants by such Holder not materially misleading.

         (p) In the case of any Shelf Registration Statement, the Registrants shall:

                (i) make reasonably available for inspection by the Holders of Certificates to be registered thereunder, and any attorney, accountant or other agent retained by the Holders all relevant financial and other records, pertinent corporate documents and properties of the Registrants and their subsidiaries that they may reasonably request; provided, however, that any information that is designated in writing by the Registrants, in good faith, as confidential at the time of inspection of such information shall be kept confidential by the Holders or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                (ii) cause the Registrants' officers, supervisory board members, corporate executive board members, directors and employees to supply all relevant information reasonably requested by the Holders or any attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Registrants, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                (iii) make such representations and warranties to the Holders of Certificates registered thereunder in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including those set forth in the Purchase Agreement;

                (iv) obtain opinions of counsel to the Registrants and updates thereof addressed to each selling Holder covering such matters as are customarily covered in

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12

         opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders;

                (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Registrants (and, if necessary, any other independent certified public accountants of any subsidiary of the Registrants or of any business acquired by the Registrants for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Certificates registered thereunder, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders including those to evidence compliance with Section 4(k).

         The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section shall be performed at the effectiveness of such Registration Statement and each post-effective amendment thereto.

         (q) In the case of any Exchange Offer Registration Statement, the Registrants shall:

                (i) make reasonably available for inspection by such Initial Purchaser, and any attorney, accountant or other agent retained by such Initial Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Registrants and their subsidiaries that they may reasonably request; provided, however, that any information that is designated in writing by the Registrants, in good faith, as confidential at the time of inspection of such information shall be kept confidential by the Holders or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                (ii) cause the Registrants' officers, supervisory board members, corporate executive board members, directors and employees to supply all relevant information reasonably requested by such Initial Purchaser or any such attorney, accountant or agent in connection with any such Exchange Offer Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Registrants, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and

13

                (iii) deliver such documents and certificates as may be reasonably requested by such Initial Purchaser or its counsel, including those to evidence compliance with Section 4(k).

         The foregoing actions set forth in clause (iii) of this Section shall be performed at the close of the Registered Exchange Offer.

         (r) If a Registered Exchange Offer is to be consummated, upon delivery of the Certificates by Holders to the Registrants (or to such other Person as directed by the Registrants) in exchange for the New Certificates, the Registrants shall mark, or cause to be marked, on the Certificates so exchanged that such Certificates are being canceled in exchange for the New Certificates. In no event shall the Certificates be marked as paid or otherwise satisfied.

         (s) The Registrants will use their commercially reasonable efforts if the Certificates have been rated prior to the initial sale of such Certificates, to confirm such ratings will apply to the Certificates or the New Certificates, as the case may be, covered by a Registration Statement.

         5. Registration Expenses. The Registrants shall bear all expenses incurred by them in connection with the performance of its obligations under Sections 2, 3 and 4 hereof. The Registrants shall not be responsible for the expenses incurred by the Holders in connection with any Registered Exchange Offer or Shelf Registration.

         6. Indemnification and Contribution. (a) The Registrants will jointly and severally indemnify and hold harmless each Holder of Certificates or New Certificates, as the case may be, covered by any Registration Statement (including, if applicable, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement filed or in any amendment thereof or supplement thereto, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any action or claim, as such expenses are incurred; provided, however, that the Registrants will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of any such Holder expressly for use therein; and provided, further, that the Registrants shall not be liable to any indemnified party under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability results from the fact that a Holder sold Certificates to a person to whom there was not sent or given, at or prior to

14

the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Registrants have previously furnished copies thereof in sufficient quantity to such Holder as required by Sections 4(f) or (h) hereof, and the loss, claim, damage or liability results from an untrue statement or omission of a material fact contained in a preliminary prospectus which was corrected in the Prospectus or the Prospectus as then amended, modified or supplemented.

         (b) Each Holder of Certificates or New Certificates covered by a Registration Statement (including, if applicable, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), will, severally and not jointly, indemnify and hold harmless the Registrants, the supervisory board members and the corporate executive board members (in the case of Royal Ahold), the directors (in the case of the Company), officers, employees, and agents of each Registrant and each Person who controls any Registrant within the meaning of either the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of such Holder expressly for use therein, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c)    Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under paragraphs (a) and (b) of this Section, and will not relieve it from any liability which it may have to any indemnified party unless the indemnifying party forfeits substantial rights and defenses as a result thereof. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, except as set forth below. Notwithstanding the foregoing, the indemnified party shall have the right to employ

15

separate counsel (including local counsel) to represent the indemnified party and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest;
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; it being understood, however, that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all indemnified parties. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the offering of the Certificates and the New Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) received by the

16

Company and Royal Ahold and the relative benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions with respect to the Securities purchased under the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Certificates or New Certificates, as applicable, registered under the Act. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, and the parties' relative intent and knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates purchased by it and distributed exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Initial Purchasers and the subsequent Holders of any Security or New Security in this subsection to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of the Registrants under this Section shall be in addition to any liability which the Registrants may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Holder within the meaning of the Act or the Exchange Act; and the obligations of the Holders under this Section shall be in addition to any liability which the respective Holder may otherwise have and shall extend, upon the same terms and conditions, to each director of the Registrants and to each Person, if any, who controls the Company or Royal Ahold within the meaning of the Act.

         (f) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Registrants or any of the officers, the supervisory board members and the corporate executive board members (in the case of Royal Ahold), the directors (in the case of the Company or any Holder) or controlling Persons referred to in this Section hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

         7. No Inconsistent Agreements. The Registrants have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

17

         8. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registrants have obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of New Certificates); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Registrants shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Certificates or New Certificates, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Certificates or New Certificates, as the case may be, being sold rather than registered under such Registration Statement.

         9. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

         (a) if to a Holder, at the most current address given by such Holder to the Registrants in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon;

         (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

         (c) if to the Registrants, initially at their address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received.

         The Initial Purchasers or the Registrants by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

         10. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Registrants thereto, subsequent Holders of Certificates and the New Certificates. The Registrants hereby agree to extend the benefits of this Agreement to any Holder of Certificates and the New Certificates, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         11. Counterparts. This agreement may be in signed counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.

18

         12. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

         13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         14. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         15. Certificates Held by the Registrants, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Certificates or New Certificates is required hereunder, Certificates or New Certificates, as applicable, held by the Registrants or their Affiliates (other than subsequent Holders of Certificates or New Certificates if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Certificates or New Certificates) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         16. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Registrants (i) acknowledge that they have, by separate written instrument, irrevocably designated and appointed Ahold U.S.A., Inc., 14101 Newbrook Drive, Chantilly, Virginia 20151 (and any successor entity), as their authorized agent upon which process may be served in any suit or proceeding arising out of or based upon this Agreement that may be instituted in the United States District Court for the Southern District of the State of New York or the Supreme Court of the State of New York for New York County, and acknowledge that Ahold U.S.A., Inc. has accepted such designation and appointment, (ii) submit to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agree that service of process upon Ahold U.S.A., Inc. and written notice of said service to the Registrants shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Registrants further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Ahold U.S.A., Inc. in full force and effect so long as any of the Certificates shall be outstanding. To the extent that the Registrants may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or their property, they hereby irrevocably waive such immunity in respect of this Agreement, to the fullest extent permitted by law.

19

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a building agreement among the Registrants and the several Initial Purchasers.

                                       Very truly yours,

                                       AHOLD LEASE U.S.A., INC.


                                       By: /s/ DANIEL C. TIEDGE
                                           -------------------------------------
                                           Name: Daniel C. Tiedge
                                           Title: Vice President


                                       KONINKLIJKE AHOLD N.V.


                                       By: /s/ DANIEL C. TIEDGE
                                           -------------------------------------
                                           Name: Daniel C. Tiedge
                                           Title: Attorney-In-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

SALOMON SMITH BARNEY INC.
MORGAN STANLEY & CO. INCORPORATED

By: SALOMON SMITH BARNEY INC.


By: /s/ BRUCE PAONE
    ------------------------------
    Name: Bruce Paone
    Title: Director

                                                                         ANNEX A


         Each Broker-Dealer that receives New Certificates for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Certificates. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Certificates received in exchange for Certificates where such Certificates were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Registrants have agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business 180 days after the Expiration Date, they will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B


         Each Broker-Dealer that receives New Certificates for its own account in exchange for Certificates, where such Certificates were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Certificates. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives new securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of the new securities. A broker-dealer may use this prospectus, as it may be amended or supplemented from time to time, in connection with resales of new securities received in exchange for securities where the new securities were acquired as a result of market-making activities or other trading activities. The registrants have agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, 200__, all dealers effecting transactions in the new securities may be required to deliver a prospectus.

         The registrants will not receive any proceeds from any sale of new securities by broker-dealers. New securities received by broker-dealers for their own accounts pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any new securities. Any broker-dealer that resells new securities that it received for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of those new securities may be deemed to be an "underwriter" within the meaning of the United States Securities Act of 1933 and any profit of any such resale of new securities and any commissions or concessions received by those persons may be deemed to be underwriting compensation under the Securities Act of 1933. The letter of transmittal states that by acknowledging that and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933.

         For a period of 180 days after the expiration date, the registrants will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests those documents in the letter of transmittal. The registrants have agreed to pay all of their expenses incident to the exchange offer other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act of 1933.

[If applicable, add information required by Regulation S-K Items 507 and/or
508.]

                                                                         ANNEX D


         CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
         Name:    ________________________________________
         Address: ________________________________________

         If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Certificates in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Certificates and it has no arrangements or understandings with any Person to participate in a distribution of the New Certificates. If the undersigned is a Broker-Dealer that will receive New Certificates for its own account in exchange for Certificates, it represents that the Certificates to be exchanged for New Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.